Exhibit 10.08

[LOGO OF RECYCLAND]

Commercial Development • Environmental Risk Management • Acquisitions • Project Management

VIA FACSIMILE AND OVERNIGHT DELIVERY

November 15, 2005

Rich Pulido

Prudential-Bache/Watson & Taylor, LTD.-2

Two Ravina Drive – 1400

Atlanta, GA 30346

w/copy to

Curtis B. Toll, Esq.

Greenberg Traurig, LLP

2700 Two Commerce Square

2001 Market Street

Philadelphia, PA 19103

RE:	TERMINATION NOTICE
REAL ESTATE PURCHASE AND SALE AGREEMENT
9244 East Hampton Drive
Capitol Heights, MD

Dear Mr. Pulido

We have regrettably determined that a number of issues will not allow us to close on the purchase of the property known as 9244 East Hampton Drive, Capitol Heights, MD.

Pursuant to Sections 4.5 and 13.4 of the Real Estate Purchase and Sale Agreement dated November 4, 2005 between Recycland, LLC (“Buyer”) and Prudential-Bache/Watson & Taylor, LTD.-2 (“Seller”) we hereby give written notice that Recycland, LLC is exercising its right to terminate the Real Purchase and Sale Agreement.

Pursuant to Section 3.1.2 of the Real Estate Purchase and Sale Agreement, Village Settlements, Inc., as Escrow Holder, is to immediately return the earnest money deposit and accrued interest.

Sincerely,

RECYCLAND, LLC

/s/ Stuart D. Schooler

Stuart D. Schooler

Managing Member

cc:	David D. Hahn, Esq.
Dennis A. Davison, Esq.
Daniel Bernstein
Jason Robins
Lawrence Alpert

7801 Norfolk Avenue • Suite 200 • Bethesda, MD 20814 • (301) 656-1956 • Fax: (301) 656-8540

www.recycland.com